UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

STARWOOD HOTELS & RESORTS
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 3, 2012.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC. ONE STARPOINT STAMFORD, CT 06902

Meeting Information
Meeting Type: Annual Meeting
For record holders as of
the close of business on: March 9, 2012
Date: May 3, 2012 Time: 10:00 AM
Location: St. Regis Bal Harbour Resort
9703 Collins Avenue Bal Harbour, FL 33154
You are receiving this Notice of Meeting and Internet Availability of Proxy Materials because you hold shares of stock in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Proxy By Internet: To authorize a proxy to vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Proxy By Mail: You can authorize a proxy to vote by mail by requesting a paper copy of the materials, which will include a proxy card that you mark, sign, date and mail in the provided postage-paid envelope.

Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 3, 2012 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow .. Vote Confirmation is available 24 hours after your vote is received beginning April 18, 2012, with the final vote tabulation remaining available through July 3, 2012.

Voting Items
Vote on Directors
The Board of Directors recommends you vote
FOR each of the following nominees:
1. Election of Directors
Nominees:
01) Frits van Paasschen	06) Clayton C. Daley, Jr.
02) Bruce W. Duncan 03) Adam M. Aron	07) Lizanne Galbreath 08) Eric Hippeau
04) Charlene Barshefsky	09) Stephen R. Quazzo
05) Thomas E. Clarke	10) Thomas O. Ryder
Vote on Proposals
The Board of Directors recommends you vote FOR the following proposals:
2. A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers.
3. A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012.
NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.